Exhibit 10.8

                         MAGELLAN HEALTH SERVICES, INC.
                         ------------------------------

                         2003 MANAGEMENT INCENTIVE PLAN

                        NOTICE OF RESTRICTED STOCK AWARD
                     REFERENCE No. 20__-___-_ (___________)
                               As of _______, 20__


           THIS AWARD IS GRANTED PURSUANT TO A RESTRICTED STOCK AWARD AGREEMENT BETWEEN THE COMPANY AND THE GRANTEE DATED AS OF JANUARY 5, 2004, DESIGNATED NO. 2004-___

NAME OF GRANTEE:

TOTAL NUMBER OF SHARES
SUBJECT TO AWARD:                _____ shares of Ordinary Common Stock of
                                 Magellan Health Services, Inc. ("Shares")

TYPE OF BENEFIT:                 Restricted Stock Award, zero purchase price, no
                                 Right of Repurchase

PURCHASE PRICE PER SHARE:        $ 0

DATE OF GRANT:                   January 5, 2004

VESTING: All the Shares shall vest in full on the earlier of January 5, 2005 or the earlier termination of Grantee's employment by the Company.

RIGHT OF REPURCHASE:             None.

RESTRICTIONS ON TRANSFER:        None of the Shares granted herein may be
                                 Transferred until vested except as otherwise permitted by the Award Agreement.


By signing your name below, you accept this award and acknowledge and agree that this award is granted under and governed by the terms and conditions of Magellan Health Services, Inc. 2003 Management Incentive Plan and the related Restricted Stock Award Agreement, reference number 2004-___, both of which are hereby made a part of this document.


GRANTEE:                                       MAGELLAN HEALTH SERVICES, INC.

                                               By:
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                                               Name:
                                                       -------------------------

                                               Title:
                                                       -------------------------